F5 Networks, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM
TEN ENT
JT TEN
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACTD                       Custodian
                                                  ------------------------------
                                                              (Cust)
----------------------------------
(Minor)

                                   under Uniform Gifts to Minors
                                   Act
                                       -----------------------------------------
                                                        (State)
Additional abbreviations may also be used though not in the above list.
For Value Received, ____________________________________________________________
hereby sell, assign and transfer unto __________________________________________
Please Insert Social Security or Other
Identifying Number of Assignee _________________________________________________

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares _________________________________________________________________________
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney _______________________________________________________________________
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
     ---------------------

SIGNATURE GUARANTEED;
X
X
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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COMMON STOCK
COMMON STOCK
F5 Networks, Inc.
INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
SEE REVERSE FOR CERTAIN DEFINITIONS

  CUSIP
This IS TO Certify that_________________________________________________________
________________________________________________________________________________
is the owner of_________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK WITHOUT PAR VALUE OF F5 Networks, Inc. _________________________________________________________________
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and all amendments thereto to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile signatures of its duly authorized officers. Dated:____________
Vice President of Finance and
  Chief Financial Officer
Chief Executive Officer and President

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
  AND REGISTRAR
BY
  --------------------------------
  AUTHORIZED SIGNATURE